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                                                                     Exhibit 77H

N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND

AS OF AUGUST 31, 2011

Name of Person           Ownership % of Series
---------------------    ---------------------
Charles Schwab & Co      25.41%

AS OF FEBRUARY 29, 2012

Name of Person           Ownership % of Series
---------------------    ---------------------

CHANGES IN CONTROL PERSONS

                                                  Date/Description of
                                                  Transaction(s) Became a, or
Name of Person           Ownership % of Series    Ceased to be, Control Person
---------------------    ---------------------    ----------------------------

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N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

COLUMBIA MID CAP GROWTH FUND

AS OF AUGUST 31, 2011

Name of Person               Ownership % of Series
---------------------------  ---------------------
Merrill Lynch Pierce Fenner  28.04%

AS OF FEBRUARY 29, 2012

Name of Person               Ownership % of Series
---------------------------  ---------------------

CHANGES IN CONTROL PERSONS

                                                    Date/Description of
                                                    Transaction(s) Became a, or
Name of Person               Ownership % of Series  Ceased to be, Control Person
---------------------------  ---------------------  ----------------------------

N-SAR ITEM 77H: CHANGES IN CONTROL OF REGISTRANT

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

COLUMBIA MULTI-ADVISOR INTL EQUITY FUND

AS OF AUGUST 31, 2011

Name of Person               Ownership % of Series
---------------------------  ---------------------

AS OF FEBRUARY 29, 2012

Name of Person               Ownership % of Series
---------------------------  ---------------------
Merrill Lynch Pierce Fenner  27.65%

CHANGES IN CONTROL PERSONS

                                                    Date/Description of
                                                    Transaction(s) Became a, or
Name of Person               Ownership % of Series  Ceased to be, Control Person
---------------------------  ---------------------  ----------------------------